EXHIBIT 99.1
                                 PROMISSORY NOTE


$22,000,000.00                                                 SEPTEMBER 8, 2005
                                                                   DALLAS, TEXAS


FOR VALUE RECEIVED, the undersigned, BEHRINGER HARVARD LANDMARK LP, a Texas limited partnership ("MAKER") promises to pay to the order of STATE FARM BANK, F.S.B., a federal savings bank, its successors or assigns ("STATE FARM"), the principal sum of TWENTY-TWO MILLION AND NO/100 DOLLARS ($22,000,000.00) ("PRINCIPAL"), together with interest on the unpaid Principal balance outstanding from the date hereof until paid at the Note Rate (as defined below). Interest shall be computed on the basis of a three hundred sixty (360) day year having twelve, thirty day months. Principal and interest accrued thereon, together with all other sums which may be at any time due, owing or required to be paid by the terms of the Deed of Trust (hereinafter defined) and other Loan Documents are hereinafter collectively called the "INDEBTEDNESS".

        For purposes of this Promissory Note (this "NOTE"), the following definitions shall be applicable: (I) the term "NOTE RATE" shall mean the interest rate equal to the sum of (A) the LIBOR Rate (as hereafter defined) for the Initial Interest Period and each subsequent Interest Period as applicable, plus (B) one and four-tenths percent (1.40%); (II) the term "LIBOR RATE" shall be the rate per annum (rounded upwards, if necessary, to the next higher one hundredth of a percentage point) for the one (1) month London Interbank Offered Rate for deposits in U.S. Dollars that appears on the Bloomberg Financial Markets Service Page BBAM-1 [or if such page is not available, the Reuters Screen LIBO Page (as hereafter defined)] as of 11:00 am (London, England time) on the applicable Rate Determination Date (as hereafter defined); (III) the term "INITIAL INTEREST PERIOD" shall mean that period of time beginning on the date the Principal is funded and ending on the last day of the calendar month during which such date occurs; (IV) the term "INTEREST PERIOD" shall mean for any period for which interest is to be calculated or paid, the period commencing on the first day of the month following the expiration of the Initial Interest Period or the preceding Interest Period (as applicable) through the last day of such month; (V) the term "REUTERS SCREEN LIBO PAGE" shall mean the display designated as the "LIBO" page on the Reuters Monitory Money Rates Service (or such other page as may replace the LIBO page on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar Deposit; (VI) the LIBOR BUSINESS DAY" shall mean a Business Day (as hereafter defined) on which dealings in U.S. dollars are carried on in the London Interbank Market; (VII).the term "BUSINESS DAY" shall mean a day of the year on which banks are not required or authorized to close in Bloomington, Illinois; and (VIII) the term "RATE DETERMINATION DATE" shall mean the date occurring two (2) LIBOR Business Days (a) prior to the date of this Note and (b) the first day of each and every calendar month thereafter, as applicable. The Note Rate for the Initial Interest Period shall be in effect until the last day of the calendar month in which this Note is executed by the Maker. Changes in the Note Rate as

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of each Rate Determination Date shall be effective on the first day of each calendar month immediately succeeding the applicable Rate Determination Date without notice to Maker or any other person; provided, however, that as an accommodation to Maker State Farm agrees to use commercially reasonable efforts to provide notice to Maker of each change to the Note Rate no later than the third LIBOR Business Day after any such change in the Note Rate becomes effective.

I.      PAYMENTS.

        A. On September ___, 2005, Maker shall pay interest only from the date hereof to and including September 30, 2005. Thereafter on November 1, 2005, and on the first day of each succeeding month thereafter ("REGULAR PAYMENT DATE"), to and including September 1, 2010, interest only shall be paid in monthly installments of the aggregate accrued but unpaid interest on the Principal ("MONTHLY PAYMENT"). A final payment of all outstanding Principal and accrued and unpaid interest thereon shall be due and payable on OCTOBER 1, 2010 ("MATURITY DATE").

        B. All required payments are to be made to State Farm at One State Farm Plaza, Bloomington, Illinois 61710-0001, Attention: Investment Accounting, D-3, or at any other place State Farm shall designate in writing.

        C. All Obligations are payable in lawful money of the United States of America which is legal tender for public and private debts.

        D. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Deed of Trust and other Loan Documents.

II.     EVENTS OF DEFAULT

        A. It shall constitute an event of default ("EVENT OF DEFAULT") of and under this Promissory Note ("NOTE") if any of the following events shall occur:

                1. Maker shall fail to pay any installment of Principal and/or interest when due under this Note. However, Monthly Payments received by State Farm within ten (10) days of the Regular Payment Date shall be considered made as required. If payment is not received by State Farm by the tenth (10TH) day of the month when due, the Default Rate shall apply from the first day of the month.

                2. Maker shall fail to perform or observe any of the other covenants, agreements or conditions of this Note or an Event of Default shall occur under any of the other Loan Documents now or hereafter evidencing or securing the Indebtedness.

        B. While any Event of Default exists, the Note Rate shall be increased to the lesser of (I) the "MAXIMUM RATE" (herein so called) under applicable law or (II) the sum of (A) the Note Rate plus (B) five percent (5%) (THE "DEFAULT RATE"). The Default Rate shall accrue from the date of the Event of Default until the date upon which the Event of Default is cured. It is a condition precedent to the cure of any Event of Default that Maker shall pay all Principal and accrued interest required

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under this Note (i.e. that would have been paid but for the Event of Default) to the most current Regular Payment Date, and the difference between the Default Rate and the Note Rate from the date of the first occurrence of the Event of Default to the date upon which the Event of Default is cured.

        C. Prior to an Event of Default, payments, including any prepayments, received by State Farm shall be applied first to interest and the remainder to Principal. After an Event of Default, State Farm may, at its option, apply any payments, including any prepayments, or other amounts received first to the payment of State Farm's expenses incurred in accordance with the provisions of the Loan Documents, then to interest, and the remainder to Principal.

        D. In case of an Event of Default by Maker in the performance or observance of any of the covenants, agreements or conditions of this Note or the other Loan Documents and the expiration of any applicable cure periods, State Farm, at its option and without further notice, may declare the Indebtedness, including the entire Principal balance, together with all interest accrued and unpaid thereon, to be immediately due and payable. Failure to exercise this option for a particular Event of Default shall not constitute a waiver of the right to exercise same in case of any subsequent Event of Default.

III.    SECURITY.

        This Note is secured by, among other Loan Documents, (i) a Deed of Trust and Security Agreement executed by Maker for the benefit of State Farm of even date with this Note ("DEED OF TRUST") which encumbers and constitutes a lien upon and security interest in certain real property and fixtures located in the County of Collin, in the State of Texas (THE "STATE") and certain other properties, rights and interests, all as more fully described in the Deed of Trust (COLLECTIVELY, THE "PREMISES") and (ii) an Assignment of Rents and Leases executed by Maker to and in favor of State Farm of even date herewith (THE "ASSIGNMENT OF RENTS AND LEASES") in which Rents (as defined therein) and the Lease (as defined therein) are absolutely and unconditionally assigned by Maker to State Farm, the terms and provisions of which Deed of Trust and Assignment of Rents and Leases are incorporated herein by reference and made a part hereof.

IV.     PREPAYMENT.

        A. This Loan shall be closed to prepayment through and including the later to occur of: (I) October 1, 2006, or (II) the date on which twelve
(12) Monthly Payments have been paid to State Farm. Only thereafter, provided Maker first gives State Farm written notice at least thirty (30) days but no more than sixty (60) days before the date selected by Maker for prepayment, which shall be a Regular Payment Date or any other date so long as interest is paid through the next Regular Payment Date (THE "PREPAYMENT DATE"), Maker may prepay the ENTIRE outstanding Principal on said Prepayment Date; provided that all other amounts due under the Loan Documents as Indebtedness are also paid without the payment of a Prepayment Fee (as defined below) regardless of whether there is any default under the Loan at the time. Failure to prepay on the selected Prepayment Date shall be considered a waiver by Maker of the present right to prepay.

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        B.      If State Farm declares the entire Indebtedness to be immediately due and payable within the first twelve (12) months after the first Monthly Payment under this Note, the Maker agrees that in addition to payment of all the Indebtedness, Maker shall pay to State Farm a prepayment fee (the "PREPAYMENT FEE") equal to one percent (1%) of the entire outstanding principal balance.

        C. No Prepayment Fee shall be payable in connection with any prepayment of the Indebtedness from the insurance or condemnation proceeds in accordance with SECTION 3.8 or SECTION 3.9 of the Deed of Trust, respectively.

V.      LIMITATION OF LIABILITY.

        In consideration of the security provided by Maker to State Farm for repayment of the Indebtedness, including, without limitation, the liens on and security interests in the Premises granted pursuant to the Deed of Trust and the absolute and unconditional assignment of the Rents and Leases made pursuant to the Assignment of Rents and Leases, upon the occurrence of an Event of Default hereunder or under any of the other Loan Documents, State Farm agrees that it shall not, except as otherwise set forth in this Section, seek to enforce, nor shall State Farm be entitled to enforce, any deficiency or monetary judgment against Maker, any Partner of Maker, any Member of Maker, or any Beneficiary of Maker, or any Guarantor (as hereinafter defined) (individually, an "EXCULPATED PARTY", and collectively, the "EXCULPATED PARTIES"), personally, and shall not levy or execute judgment upon any property of the Exculpated Parties, other than the Premises; it being expressly agreed, acknowledged and understood, however, that: (I) the foregoing limitation of the liability of an Exculpated Party shall not apply to the extent that such Exculpated Party is a Liable Party (as defined below); and (II) nothing contained herein shall in any manner or way release, affect or impair:

        A. The existence of the Indebtedness and Obligations created in and evidenced by the Loan Documents, as well as the personal liability of Maker, General Partner (as defined below) and Guarantor (as defined below) for payment of such Indebtedness and State Farm's Losses (as defined below);

        B. The enforceability of the liens, security interests and assignments created in and granted by the Loan Documents against the Premises;

        C. The enforceability of the Environmental Indemnification Agreement and any guaranty of the Indebtedness and Obligations of the Maker given to State Farm; or

        D. The right of State Farm to recover from Maker and Behringer Harvard Short-Term Opportunity Fund I LP, a Texas limited partnership ("GUARANTOR"), Behringer Harvard Landmark GP, LLC, a Texas limited liability company ("GENERAL PARTNER") (Maker, Guarantor and General Partner are sometimes hereinafter individually referred to as a "LIABLE PARTY" and collectively, the "LIABLE PARTIES") who shall be jointly and severally liable for all Losses (as hereinafter defined) incurred by State Farm (whether directly or indirectly) arising from or related to the following:

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                1.      The failure to apply any Rents received by any of the
        Exculpated Parties or Liable Parties either within ninety (90) days prior to an Event of Default or any time after an Event of Default (all such Rents received during such periods being herein called "RECOVERABLE RENTS") to (A) the payment of any amount due under the Loan Documents, including, without limitation, the Indebtedness, (B) the payment of all operating expenses of the Premises, or (C) the performance of any Obligations required under the Loan Documents; provided, however, the Liable Parties shall not be liable to State Farm under this subparagraph
        (I) for any Recoverable Rents in excess of the Recoverable Rents applied to the payment of the amounts and the performance of the Obligations set forth in (A), (B) and (C) above;

                2. The misapplication or misappropriation of any tenant security deposits, advance or prepaid rents, cancellation or termination fees or other similar sums paid to or held by Maker, any affiliate of Maker or any other person or entity (other than State Farm) in connection with the operation of the Premises in violation of the Loan Documents or any leases affecting the Premises;

                3. Any amount(s) necessary to repair or replace any damage to or destruction of the Premises which is caused by the willful or wanton act or omission on the part of any of the Exculpated Parties or Liable Parties including, without limitation, waste, any act of arson or malicious destruction by any of the Exculpated Parties or Liable Parties;

                4. The failure to maintain insurance as required by the Loan Documents or any leases affecting the Premises or the failure to timely pay insurance premiums, real estate taxes, regular or special assessments or utility charges affecting the Premises;

                5. All outstanding amounts due under the Indebtedness and Obligations including principal, interest and other charges, due to a transfer at any interest in the Premises in violation of SECTION 3.11 of the Deed of Trust;

                6. Any insurance proceeds or condemnation awards received by any of the Exculpated Parties or Liable Parties and not delivered over to State Farm or used for Restoration of the Premises in accordance with the terms of the Loan Documents;

                7. Any fraud or willful misrepresentation of a material fact by any of the Exculpated Parties or Liable Parties in any document executed or presented to State Farm in connection with the Loan;

                8. Any use, generation, storage, release, threatened release, discharge, disposal, or presence on, under, or about the Premises of any materials, substances or wastes defined or classified as hazardous or toxic under applicable Federal, State or local laws or regulations or arising out of or from any failure on the part of any of the Exculpated Parties or Liable Parties to comply with the provisions of the Environmental Indemnification Agreement and subject to any limitations contained therein;

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                9.      Any landlord default or any act or omission of the
        landlord which, but for the giving of notice and/or failure to complete curative action within an applicable grace or cure period, would constitute a landlord default under any Credit Lease, as the same may be hereafter amended, occurring prior to the date State Farm acquires fee title to the Premises, regardless of whether any such Losses are incurred as a direct liability of State Farm or are as asserted as an offset of rents; or

                10. Any violation of the reservations, restrictions or covenants recorded against the Premises and listed as items 1, 10 and 11 in EXHIBIT B to the Deed of Trust.

As used herein, the term "LOSSES" means any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, costs, fines, penalties, charges, fees, expenses (including, without limitation, reasonable third party legal fees and expenses), judgments, awards, amounts paid in settlement of whatever kind or nature.


THE LIABLE PARTIES SHALL NOT BE LIABLE TO THE EXTENT ANY OF THE FOREGOING OR ANY INDEMNIFICATION IN THE LOAN DOCUMENTS IS CAUSED BY STATE FARM'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT (IT BEING THE INTENT OF THE PARTIES THAT THE NEGLIGENCE OF STATE FARM SHALL BE COVERED HEREBY).

VI.     NON-USURIOUS LOAN.

        This Note and all of the other Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the Indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Indebtedness evidenced by this Note, or if State Farm's exercise of the option to accelerate the maturity of this Note, or if any prepayment by Maker results in Maker having paid any interest in excess of that permitted by law, then it is the express intent of Maker and State Farm that all excess amounts theretofore collected by State Farm be credited on the principal balance of this Note (or, if this Note and all other indebtedness arising under or pursuant to the other Loan Documents have been paid in full, refunded to Maker), and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by Maker for the use, forbearance, detention, taking, charging, receiving or reserving of the Indebtedness of Maker to State Farm under this Note or arising under

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or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Indebtedness until payment in full so that the rate or amount of interest on account of such Indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such Indebtedness for so long as such Indebtedness is outstanding. To the extent federal law permits State Farm to contract for, charge or receive a greater amount of interest, State Farm will rely on federal law instead of the TEXAS FINANCE CODE, as supplemented by TEXAS CREDIT TITLE, for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, State Farm may, at its option and from time to time, implement any other method of computing the Maximum Rate under the TEXAS FINANCE CODE, as supplemented by TEXAS CREDIT TITLE, or under other applicable law, by giving notice, if required, to Maker as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of State Farm to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

        In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that CHAPTER 303 of the TEXAS FINANCE CODE, is applicable to this Note, the "WEEKLY CEILING" specified in such CHAPTER 303 is the applicable ceiling; provided that, if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

VII.    STATE FARM'S ATTORNEY FEES.

        Should the Indebtedness evidenced by this Note or any part thereof be:
(i) collected at law or in equity or through any legal, bankruptcy, receivership, probate or other court proceedings; (ii) placed in the hands of attorneys for collection after the occurrence of an Event of Default; or (iii) the subject of any court proceeding involving the lien of the Deed of Trust or its priority, Maker and all endorsers, guarantors and sureties of such Indebtedness jointly and severally agree to pay to State Farm, in addition to the Principal and interest due and payable hereunder, reasonable attorneys' and paralegals' fees and collection costs, and all other Obligations due pursuant to the terms of the Loan Documents including those incurred by State Farm on any appeal, to the extent allowed by Applicable Law.

VIII.   MAKER'S WAIVERS.

        Maker and all endorsers, guarantors and sureties of the Indebtedness evidenced by this Note and any other persons liable or to become liable on or for such Indebtedness hereby severally waive presentment for payment, demand and notice of demand, dishonor and notice of dishonor, protest and notice of protest, and nonpayment and notice of nonpayment of this Note, and all other notices and demands, including without limitation, notice of intention to accelerate the maturity of this Note, notice of acceleration of the maturity of the Note, diligence in collection and the bringing of suit against any other party and hereby further agree to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, whether

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before or after maturity; and the occurrence of any of the same shall not release the liability of Maker or any endorser, guarantor or surety.

IX.     PAYMENT OF TAXES AND FEES.

        Maker agrees to pay all costs, expenses, fees and taxes on or with respect to the execution, delivery, recordation, existence or possession of this Note, the Deed of Trust and other Loan Documents, including, without limitation, all recording fees and any documentary stamp tax or intangible personal property tax now or hereafter required by Applicable Law to be affixed or paid with respect to this Note, the Deed of Trust or the other Loan Documents.

X.      RELEASES.

        State Farm may, without notice, and without regard to the consideration, if any, given or paid therefor, release or substitute any part of the Premises given as security for the repayment of the Indebtedness evidenced and represented by this Note without releasing any other property given as security for such Indebtedness, or may release any party obligated on or liable for the payment of the Indebtedness evidenced and represented by this Note without releasing any other party obligated on or liable for such Indebtedness, or may agree with any party obligated or liable for the repayment of the Indebtedness evidenced and represented by this Note to extend the time for payment of any part or all of such Indebtedness without releasing any party obligated on or liable for such Indebtedness. Failure on part of State Farm to exercise any right granted herein, in the Deed of Trust or the other Loan Documents shall not constitute a waiver of such right or preclude the subsequent exercise thereof.

XI.     NO WAIVER.

        The failure to exercise the option to accelerate the maturity of this Note or any other right, remedy or recourse available to the holder hereof upon the occurrence of an Event of Default hereunder shall not constitute a waiver of the right of the holder of this Note to exercise the same at that time or at any subsequent time with respect to such Event of Default or any other Event of Default. The rights, remedies and recourses of the holder hereof, as provided in this Note and in any of the other Loan Documents, shall be cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefore shall arise, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than the payment in full of all amounts due and payable at the time of such payment shall not (i) constitute a waiver of or impair, reduce, release or extinguish any right, remedy or recourse of the holder hereof, or nullify any prior exercise of any such right, remedy or recourse, or (ii) impair, reduce, release or extinguish the obligations of any party liable under any of the Loan Documents as originally provided herein or therein.

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XII.    CHOICE OF LAW.

        THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND BY FEDERAL LAW TO THE EXTENT THAT SUCH FEDERAL LAW PREEMPTS THE LAWS OF THE STATE OF TEXAS.

XIII.   WAIVER OF TRIAL BY JURY.

        EACH OF THE PARTIES HERETO WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS NOTE, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS PARAGRAPH AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS NOTE OR ANY OTHER LOAN DOCUMENT OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE AND ANY OTHER LOAN DOCUMENTS.

XIV.    CONSENT TO JURISDICTION.

        THE MAKER HEREBY AGREES THAT THE OBLIGATIONS CONTAINED HEREIN ARE PERFORMABLE IN DALLAS COUNTY, TEXAS. ALL PARTIES HERETO AGREE THAT (I) ANY ACTION ARISING OUT OF THIS TRANSACTION MAY BE FILED IN DALLAS COUNTY, TEXAS,
(II) VENUE FOR ENFORCEMENT OF ANY OF THE OBLIGATIONS CONTAINED IN THE LOAN DOCUMENTS SHALL BE IN DALLAS COUNTY, TEXAS, (III) PERSONAL JURISDICTION SHALL BE IN DALLAS COUNTY, TEXAS, (IV) SUCH ACTION MAY BE INSTITUTED IN THE COURTS OF THE STATE OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS, AT THE OPTION OF STATE FARM AND (V) THE MAKER HEREBY WAIVES ANY OBJECTION TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING AND ADDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO BE SUED ELSEWHERE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF STATE FARM TO ACCOMPLISH SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

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        THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT
BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



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        IN WITNESS WHEREOF, Maker has executed, or caused these presents to be executed, as of the day and year first above written.


Maker's Address:                       MAKER:
                                       -----

15601 Dallas Parkway, Suite 600        BEHRINGER HARVARD LANDMARK LP,
Dallas, Texas  75001                   a Texas limited partnership

                                       By:  Behringer Harvard Landmark GP, LLC,
                                            a Texas limited liability company,
                                            its general partner


                                            By:_________________________________
                                               Gerald J. Reihsen, III, Secretary







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THE STATE OF TEXAS     ss.
                       ss.
COUNTY  OF DALLAS      ss.

        BEFORE ME, the undersigned authority, on this day personally appeared Gerald J. Reihsen, III, Secretary of Behringer Harvard Landmark GP, LLC, a Texas limited liability company, as general partner of BEHRINGER HARVARD LANDMARK LP, a Texas limited partnership, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said limited partnership.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this _____ day of ___________, 2005.

{ S E A L }
                                        ______________________________________
                                                Notary Public in and for
                                                  the State of Texas
My Commission Expires:

______________________




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